UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 3, 2007

PREMIER WEALTH MANAGEMENT, INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-104631	43-1988542
(State or incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Them. Dervis Street, 3rd Floor, CY-1066 Nicosia, Cyprus
(Address of principal executive offices)

011-352 2630 1540
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 21, 2007 the Company received an OTCBB Ineligibility Notification (“Notification”) related to the Company’s quotation on the OTCBB. The notice alleged that the Company has been delinquent in certain filings of its Form 10-KSB or Form 10-QSB three times over the past 24 month period. Pursuant to NASD Rule 6530(e), if a company is delinquent with three periodic reports over a 24 month period, such delinquency would render the Company’s securities ineligible for quotation on the OTCBB. The Company has filed an appeal with the OTCBB relating to its quotation eligibility.

On December 3, 2007, the Company received notification from the NASDAQ OTCBB that a hearing will be held on December 13, 2007 after which time a determination will be made regarding the Company’s continuing quotation on the OTCBB.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 6, 2007	PREMIER WEALTH MANAGEMENT, INC.
(Registrant)

	By:	/s/ Nigel Gregg
Nigel Gregg
Chief Executive Officer